THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                              EXHIBIT 10.13



                                 AGREEMENT

     THIS AGREEMENT entered into this 30th day of July 1997, by and between AQUAPENN Spring Water Company, hereinafter referred to as "AQUAPENN", and Seven Springs Water Company, hereinafter referred to as "Seven Springs",

                                WITNESSETH:

     WHEREAS, Seven Springs is the owner and holder of a Suwannee River Water Management District Water Use Permit No. 2-93-00093 (and any subsequent modifications and renewals of the above referenced "Permit"); and

     WHEREAS, AQUAPENN and Seven Springs are desirous of entering into this Agreement whereby Seven Springs agrees to deliver and sell spring water under the above referenced Permit to AQUAPENN.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein, the sum of Ten Dollars, each to the other paid, and other good and valuable considerations, the parties agree as follows:

     1. TERM: The term of this Agreement shall be Ninety-Nine (99) years from the effective date.

     2. NATURE AND SCOPE OF REAL ESTATE SALE: Seven Springs shall sell to AQUAPENN the front 40 acres which are presently zoned and permitted for a spring water bottling plant, said property depicted in Exhibit "A", attached hereto and made a part hereof by reference. The standards, terms and conditions shall be in accordance with the Florida Bar-Florida Board of Realtors contract, where applicable. The sales price shall be $7,500 per acre for a total purchase price of $300,000.00 and shall be paid in cash, adjusted by prorations. The Seller, in addition, grants to AQUAPENN, its successors or assigns, such ingress, egress and public utility and such other easements as are necessary to carry out the terms and conditions of this Agreement.

     3. OPTION TO PURCHASE ADDITIONAL REAL ESTATE: Seven Springs shall deliver to AQUAPENN in recordable form an option to purchase the adjacent Northerly 40 acres for $7,500 per acre, said purchase price to be paid in cash, adjusted by prorations. Said option to be delivered simultaneously with the closing of the initial forty acres and shall run for a period of ten years. This option shall be



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


assignable but shall be required to be for a use of the land which is a part of or associated with the spring water operation contained in the initial 40 acres.

     4. AGREEMENT FOR CONSTRUCTION OF SPRING WATER BOTTLING PLANT: Within sixty (60) days of the closing of the purchase of the front 40 acres described in paragraph 2 AQUAPENN will begin construction of a spring water bottling plant having a construction cost of plant, improvements and equipment of not less than [----------] and an operational capacity of bottling no less than [-----] gallons a day. Said construction will be completed and the plant operational within [----------] of the date of closing. In the event AQUAPENN does not begin such construction within sixty (60) days from the date of closing or fails to pursue said construction with reasonable diligence once begun, Seven Springs [--------------------------------------------------------------------------
---------------------------------------------------------------------------
--------]. In addition to the spring water bottling facility, AQUAPENN will, at its sole cost and expense, provide all pumps, pipes, valves, meters, etc. necessary for the spring water extraction and for any other monitoring required by Suwannee River Water Management or other agency and all operational and maintenance costs associated with said equipment.

     5. MINIMUM GUARANTEE PAYMENTS: AQUAPENN agrees to purchase from Seven Springs at a cost of [-------------] per gallon, payable on a monthly basis in arrears, all water pumped, extracted, processed or sold by AQUAPENN. Said water shall be extracted from the spring sources currently covered by the Suwannee River Water Management water use permit more specifically described in paragraph 7 and be subject to the minimum and maximum amounts set forth below. In the second year AQUAPENN shall pay a minimum annual payment of [------], in the third year and all subsequent years a minimum annual payment of [------]. There will be no minimum payment in the first year. For this purpose the first year shall begin 12 months from the date of closing or when the plant first becomes operational, whichever first occurs. Beginning the fifth year and continuing each subsequent year, should any monthly payment by AQUAPENN be less than [-----] [----------------------] Seven Springs Water Company will have the right to sell spring water to others on a nonexclusive basis for the ensuing sixty
(60) day period and in addition will have the right to the use of and access to AQUAPENN's bulk spring water loading facilities on a 24-hour basis. AQUAPENN will construct and maintain its bulk water loading facility in such a manner that personnel from AQUAPENN or Seven Springs will not be required and the bulk spring water customer's driver can reasonably operate the facility by himself. So long as AQUAPENN's bulk loading facility functions in such a manner AQUAPENN will have no staffing responsibilities for users of the bulk loading facility. In no event shall Seven Springs sell

                                     2

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


water in quantities which would prohibit AQUAPENN from meeting its monthly minimum. In exchange for said use, AQUAPENN will be paid the sum of [--------------------------] per gallon for spring water not consumed by AQUAPENN and sold to others by Seven Springs. AQUAPENN will not be responsible for the [-------------] fee for spring water acquired by users of the bulk facility for which AQUAPENN receives the [-------------------] fee.

     The parties acknowledge that AQUAPENN will have a domestic water well for purposes of rinsing bottles or other containers, cleaning floors, sprinkler systems and any other domestic use associated with the operation of the facility. AQUAPENN will be under no obligation to pay a fee to Seven Springs for this usage but AQUAPENN specifically agrees that only water purchased from Seven Springs will be used for bottling, distribution or sale.

     6. PRICE PER GALLON ADJUSTMENT: The per gallon price will be adjusted by [-----------------] of the change in the Consumer Price Index (CPI) or the equivalent every [------] years. The parties acknowledge that in the opinion of some the CPI as it is currently constituted overstates the true overall rate of inflation and it has been proposed that either the current method of calculating the CPI be changed or it be discontinued and replaced with a new index. Should either occur, the adjustments referred to will be made so as to conform as nearly as possible to [-----------------] of the change in the CPI as currently constituted. An identical CPI increase shall be applicable to the [--------------------] provided in Paragraph 5 and 11.

     7. REPRESENTATION AND WARRANTIES: Seven Springs hereby represents that it is the owner and holder of an unencumbered Suwannee River Water Management District Water Use Permit No. 2-93-00093, which permit allows extraction of 1,152,000.00 gallons per day annual average subject to a maximum daily amount of 1,728,000.00 gallons. Seven Springs shall make all necessary applications for renewals of the permit and shall diligently pursue said renewal applications. Seven Springs shall not jeopardize any existing or renewed permit. One of the measures used in determining the amount of gallons available under a water use permit is the number of acres covered by the application. To this end AQUAPENN agrees that any acreage it owns or controls in the area may be included in any application for a water use permit should the applicable regulations allow it an be subject to the minimum/maximum amount set forth below.

     8. RIGHT OF FIRST REFUSAL: AQUAPENN will be granted a reasonable right of first refusal in the event Seven Springs elects to sell its rights under this Agreement, or the spring water rights or spring water permits.

                                     3

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     9. COVENANT NOT TO ADVERSELY AFFECT SPRING WATER QUALITY: Seven Springs shall obtain a written agreement from Barbara Wray Suggs that any future development of her lands shall not adversely affect the quality of spring water to be purchased by AQUAPENN to the extent that it does not meet the quality guidelines established by the EPA or Food and Drug
Administration or the International Bottled Water Association. This covenant shall not be interpreted to prohibit the construction of commercial or residential facilities provided same does not impact the spring water quality to the extent that it does not meet the before mentioned quality guidelines.

     10. QUALITY OF SPRING WATER SUPPLY: All obligations of AQUAPENN shall be suspended during any period or periods that the spring water quality at the source does not meet guidelines for drinking spring water established by the EPA or Food and Drug Administration or International Bottled Water Association. AQUAPENN will have the right but not the obligation to attempt to cure quality defects and Seven Springs agrees to assist AQUAPENN in its efforts to cure such defects. In the event said period of non-compliance exceeds 15 successive days or 60 cumulative days in a given calendar year then AQUAPENN may elect to bring or acquire bulk spring water off-site to supply the plant so long as such condition exists and for 30 days thereafter or terminate this Agreement and have no further liability hereunder.

     11. GOVERNMENTAL IMPOSITIONS: AQUAPENN will pay to the proper governmental authority all taxes, if any, due and owing upon any sums payable to Seven Springs, except income, estate or gift taxes. AQUAPENN will pay to or on behalf of Seven Springs to the proper governmental authority all taxes, if any, imposed upon water extracted and delivered to AQUAPENN or processed by AQUAPENN, such as a severance or consumptive use tax. In the event said taxes exceed the sum of [-------------------] per gallon, then and in that event AQUAPENN may terminate this Agreement and shall have no further liability hereunder.

     12. CONTINGENCIES: AQUAPENN will have six months from the date of this agreement to obtain approval of the Board of Directors of AQUAPENN for this transaction; to complete all testing and analysis to determine the necessary quality of the spring water; the suitability of the plant site; and to obtain all necessary permits for the construction of the spring water bottling plant and related approvals for removal of the spring water. On or before the six-month period, AQUAPENN shall satisfy or notify Seven Springs in writing that it has waived all contingencies, at which time the closing referenced in Paragraph 2 above shall occur.

     13. DESTRUCTION OF SPRING WATER BOTTLING PLANT: In the event the bottling plant is destroyed in whole or in part by a casualty

                                     4

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


to the extent that operation of the bottling plant must be suspended, then, and in that event, AQUAPENN may elect to terminate this Agreement or to repair or restore the plant and shall notify Seven Springs of its election within 30 days of the casualty. In the event AQUAPENN elects to rebuild the plant, the minimum payments will be suspended during the reconstruction period. If AQUAPENN elects to rebuild, it shall begin the rebuilding within 30 days of notifying Seven Springs of its election to do so and diligently pursue said construction. In the event AQUAPENN elects not to rebuild, it will grant a right of first refusal to Seven Springs and will agree not to build another bottling facility nor purchase water from any source within 100 miles of Ginnie Springs within the next seven (7) years.

     14. ELECTION TO TERMINATE: Notwithstanding anything contained herein to the contrary, AQUAPENN may elect to terminate this Agreement at any time, for any reason, and shall be liable to Seven Springs for payment of a sum equal to 6 months minimum guarantee from the date of termination.

     15. RIGHT OF ENTRY: Seven Springs hereby grants to AQUAPENN and its authorized agents the right to freely enter upon the lands herein described for the purpose of inspection and testing the lands and the spring water.

     16. OTHER AGREEMENTS: This Agreement constitutes the entire agreement between the parties, and any changes, amendments or modifications hereof shall be null and void unless same are reduced to writing and signed by the parties hereto.

     17. PERSONS BOUND: The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the singular, and the use of any gender shall include all genders. Other party may assign their rights in the Agreement.

     18. ATTORNEYS' FEES, COSTS: In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all expenses incurred by the prevailing party in connection with said litigation including a reasonable attorney's fee.

     19. SURVIVAL OF COVENANTS: Any of the representations, warranties, covenants, and agreements of the parties, as well as any rights and benefits of the parties pertaining to a period of time following the closing of the transactions contemplated hereby, shall survive the closing and shall not be merged therein.

                                     5

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     20. NOTICES: Any notice required or permitted to be delivered hereunder shall be deemed received when sent by United States mail, postage prepaid, certified mail, return receipt requested, or by express courier, addressed to Seller or Buyer, as the case may be, at the address set forth below:

                                     6

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Seven Springs Water Company
c/o Ginnie Springs, Inc. with copy to W. Langston Holland, Attorney at Law
7300 N.E. Ginnie Springs Road   125 28th Street N., St. Petersburg, FL 33713
High Springs, FL 32643

AQUAPENN Spring Water Company
One AquaPenn Drive
P.O. Box 938
Milesburg, PA 16853

With copy to:
McQuaide, Blasko, Schwartz
811 University Drive
State College, PA 16801
Attn: Thomas Schwartz, Esquire
Daniel E. Bright, Esquire
(814) 238-4926

     21. DESCRIPTIVE HEADINGS: The descriptive headings used herein are for convenience only and are not intended to necessarily refer to the matter in sections which precede or follow them, and have no effect whatsoever in determining the rights or obligations of the parties.

     22. STOCK OPTION: Simultaneously with the closing AQUAPENN shall grant to Seven Springs Water Company the option during a [------] period commencing with the date of closing to purchase [----] shares of AQUAPENN's common stock as it currently exists at [----------------------------].

     23. COVENANTS RUNNING WITH THE LAND: The deed to the property described in paragraphs 2 and 3 shall contain covenants running with the land as set forth in the attached Exhibit B.

     24. RIGHT OF FIRST REFUSAL: Anything to the contrary in this agreement notwithstanding, should AQUAPENN terminate this agreement for any reason, Seven Springs will have the right of first refusal to purchase any real estate described in paragraphs 2 and 3 which was purchased by AQUAPENN together with the improvements and fixtures and easements attached to or used in relation to the transporting, processing or bottling of water. The terms of such right of first refusal are set forth in attached Exhibit "C". This right of first refusal will not apply unless and until this agreement is terminated and will expire five (5) years after the date of termination.

     25. SURVIVAL OF OBLIGATIONS: Anything to the contrary in this agreement notwithstanding, should AQUAPENN terminate this agreement for any reason, all obligations incurred by AQUAPENN prior to such termination, including but not limited to water charges (including minimums), and governmental impositions shall survive such termination.

                                     7

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     26.  [--------------------------------------------]:  Anything  to the
contrary in this agreement notwithstanding, AQUAPENN agrees that any and all water purchased, processed or sold at its water bottling plant to be
constructed         pursuant        to         paragraph        4        or
[--------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------]. This provision shall survive the termination of this agreement.

     27. INSPECTION MEASUREMENT AND CONFIRMATION: AQUAPENN will provide copies of its records certified as correct by a company officer covering all water sales and shipments no less than twice monthly, allow Seven Springs full access to its pumping facilities and the right to install measurement devices so that Seven Springs can independently measure the volume of water extracted. Seven Springs will also have reasonable access to AQUAPENN's water distribution facilities for the purpose of independently measuring the volume of water sold or distributed.

     28. ADJUSTMENTS TO DESCRIPTIONS AND PURCHASE PRICE OF PROPERTIES COVERED IN PARAGRAPHS 2 AND 3: The conveyances covered by paragraphs 2 and 3 will exclude the east sixty (60) feet of the described property and should such exclusion cause the total area of either parcel conveyed to be less than forty (40) acres, AQUAPENN will receive a credit at closing equal to $7500 times the number of acres conveyed which is less than forty (40). For example, should the total area of one parcel conveyed equal 39-1/2 acres, the credit will equal $3750.

Seven Springs Water Company                 AQUAPENN Spring Water Company


By:/s/ Barbara Wray Suggs                   By:/s/ Edward J. Lauth, III
   -------------------------                   ----------------------------
       As President                                   As President

Attest:/s/ Mark D. Wray                     Attest:/s/ Dennis B. Nisewonger
       ---------------------                       ------------------------
       As Secretary                                   As Secretary

                                     8

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                EXHIBIT "A"

     THIS QUIT-CLAIM DEED, executed this 31st day of March, 1995, by

     MARK D. WRAY, RHONDA WRAY JOHNSON, and RISA WRAY KLEMANS c/o 101 N.E. Ginnie Springs Blvd., High Springs, FL 32643 First Party, to

     SEVEN SPRINGS WATER COMPANY

whose address is 125 28th Street, North, St. Petersburg, FL 33713 and whose Tax I.D. Number is 59-3243964

     (Wherever used herein the terms "First Party" and "Second Party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.)

     WITNESSETH, That the said First Party, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid by the said Second Party, the receipt (illegible text) hereby acknowledged, does hereby remise, release and quit claim to the said Second Party forever, all the right, title, interest,claim and demand which the said first party has in and to the following described lot, piece or parcel of land, situate, lying and being in the County of Gilchrist, State of Florida, to wit:

     Commence at the SW corner of the NW 1/4 of SW 1/4 of Section 2, TBE, R16E for a point of reference. Thence run along the South line of said NW 1/4 of SW 1/4, M88^43'51"E, 18.00 feet to the point of beginning. Thence run 801^06'24"E, 158.86 feet to the North R/W line of County Road No. C-340, said point being on a curve; thence run along said R/W line on curve being concave Northerly (having a central angle of 11^09'22" and a radius of 5679.58 feet) Northeasterly an arc distance of 1105.88 feet to point of tangency; thence continue along said R/W line N71^22'11"E, 239.93 feet to the East line of said NW 1/4 of SW 1/4; thence run along said East line, N01^00'16"W, 1155.86 feet; thence run SSE^43'54"W, 1310.47 feet; thence run 801^06'24"E, 1296.17 feet to the point of beginning, all lying and being in Gilchrist County, Florida.

                       THIS IS NOT HOMESTEAD PROPERTY

     Tax Parcel # 02-08-16-0000-0003-0010



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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     TO HAVE AND TO HOLD the same together with all and singular the appurtenances thereunto belonging or in anywise appertaining, and all the estate, right, title, interest, lien, equity and claim whatsoever of the said First Party, either in law or equity and claim whatsoever of the said First Party, either in law or equity, to the only proper use, benefit and behalf of the said Second Party forever.

     IN WITNESS WHEREOF, the said First Party has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered in our presence as witnesses:

/s/ Lynn R. Holyfield                           /s/ Mark D. Wray  L.S.
--------------------------                      --------------------------
Lynn R. Holyfield                               MARK D. WRAY

/s/ Stephen A. Rappenecker                      /s/ Rhonda W. Johnson L.S.
--------------------------                      --------------------------
Stephen A. Rappenecker                          RHONDA WRAY JOHNSON

                                                /s/ Risa Wray Klemens L.S.
                                                --------------------------
                                                RISA WRAY KLEMANS

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                EXHIBIT "B"

COVENANT RUNNING WITH THE LAND: Grantee agrees and covenants that the land and any improvements to it shall be used solely for the bottling, processing and distribution of potable water and incidental uses associated with same.

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                EXHIBIT "C"

RIGHT OF FIRST REFUSAL: Before AQUAPENN may sell or transfer the property described in either paragraphs 2 or 3 of this agreement or the improvements on it, it must first offer it to Seven Springs by giving Seven Springs written notice of the price, terms and conditions upon which AQUAPENN proposes to sell or transfer the property. Seven Springs will have 30 days from receipt of such written notice within in which to notify AQUAPENN that Seven Springs agrees to purchase the property on the same terms and conditions stated in the notice and if it does the sale shall be closed 30 days after of such notification. If Seven Springs does not accept the offer in writing within 30 days after receipt of it AQUAPENN may sell the property to any other purchaser at and only at the same price, terms and conditions stated in the notice to Seven Springs provided that such sale shall be closed within 160 days after the date of the first notice to Seven Springs. If AQUAPENN has not completed the sale or transfer within said 160-day period, the right of AQUAPENN to sell or transfer the property free from the right of first refusal held by Seven Springs will terminate and the provisions of this agreement will apply to any subsequent proposed sale or transfer of the property by AQUAPENN. The term "transfer" includes but is not limited to a lease agreement.